Exhibit 77Q1 (e) - Amended and Restated Servicing Agreement, dated
February 2, 2007, between Zweig Consulting LLC and Phoenix Zweig Advisers LLC, filed via EDGAR with Registration Statement No. 11. on Form N-2
(File No. 811-05620) on March 28, 2007 and incorporated herein by reference.